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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   October 3, 1997



                           Smith Barney Holdings Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                      1-12484                  06-1274088
         ---------------             ------------           -------------------
         (State or other             (Commission            (IRS Employer
         jurisdiction of             File Number)           Identification No.)
         incorporation)

         388 Greenwich Street,   New York, NY                        10013
(Address of principal executive offices)                           (Zip Code)

                                 (212) 816-6000
              (Registrant's telephone number, including area code)

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                           SMITH BARNEY HOLDINGS INC.
                           CURRENT REPORT ON FORM 8-K




ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  Exhibits:

     Exhibit No.           Description

         1.01 Terms Agreement, dated October 3, 1997, among the Company and Smith Barney Inc., Chase Securities Inc., Goldman, Sachs & Co., Lehman Brothers Inc., Morgan Stanley & Co. Incorporated, NationsBanc Montgomery Securities, Inc. and Salomon Brothers Inc, as Underwriters, relating to the offer and sale of the Company's 6 3/8% Notes due October 1, 2004.

         4.01              Form of Note for the Company's 6 3/8% Notes due
                           October 1, 2004.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  October 7, 1997                     SMITH BARNEY HOLDINGS INC.



                                            By: /s/ Mark I. Kleinman
                                                -------------------------------
                                                Mark I. Kleinman
                                                Executive Vice President
                                                and Treasurer


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                                Exhibit Index

     Exhibit No.           Description

         1.01 Terms Agreement, dated October 3, 1997, among the Company and Smith Barney Inc., Chase Securities Inc., Goldman, Sachs & Co., Lehman Brothers Inc., Morgan Stanley & Co. Incorporated, NationsBanc Montgomery Securities, Inc. and Salomon Brothers Inc, as Underwriters, relating to the offer and sale of the Company's 6 3/8% Notes due October 1, 2004.

         4.01              Form of Note for the Company's 6 3/8% Notes due
                           October 1, 2004.